                                                                   EXHIBIT 10.54

                      FIRST AMENDMENT TO LICENSE AGREEMENT

*** Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and the Commission's rules and regulations promulgated under the Freedom of Information Act, pursuant to a request of confidential treatment.


This FIRST AMENDMENT made as of the 1st day of February, 2001 by and between Revlon Consumer Products Corporation ("Revlon") and Senetek, PLC ("Senetek") amending the license agreement dated June 8, 2000 between the parties hereto (the "Agreement").

                              W I T N E S S E T H :

WHEREAS, Revlon and Senetek desire to amend the Agreement to add an additional Market Channel.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, Revlon and Senetek agree as follows:

1. Unless otherwise indicated herein, all capitalized terms are defined as set forth in the Agreement.

2. Section 8.3 of the Agreement shall be amended by the addition of the following at the end of the current Section 8.3:

     "In the event Revlon pays royalties in respect of a Contract Year pursuant to (a) or (b) in an amount at least equal to the Minimum Royalty for the Mass Market Channel alone on Schedule 2.1 but less than the Minimum Royalty for the Mass Market Channel with Additional Market Channel on Schedule 2.1 for such year (the amount by which the royalty paid is less than the Minimum Royalty for the Mass Market Channel with Additional Market Channel shall be referred to as the "Shortfall Amount"), then, if Revlon elects not to pay any Shortfall Amount to Senetek, Senetek may terminate Revlon's rights with respect to the Additional Market Channel; provided that any royalties paid to Senetek for preceding Contract Years in excess of the Minimum Royalty for the Mass Market Channel with the Additional Market Channel shall be applied to any Shortfall Amount with any amount not so applied available to be applied to any Shortfall Amount for future Contract Years."

3. Schedules 1.19, 1.20 and 2.1 are deleted from the Agreement and replaced with Amended Schedules 1.19, 1.20 and 2.1 attached hereto and made a part hereof.

4. Except as otherwise expressly stated herein, all terms and conditions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS HEREOF, the parties hereto have duly executed this First Amendment as of the date first written above.


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                                  Senetek, PLC

                                  By:      /s/ Frank J. Massino
                                     -----------------------------------------

                                  Title:   CEO
                                        --------------------------------------



                                  Revlon Consumer Products Corporation

                                  By:      /s/ J. Nugent
                                     -----------------------------------------

                                  Title:   CEO
                                        --------------------------------------



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                                  SCHEDULE 1.19

                    "*Filed Separately with the Commission*"

                                 SCHEDULE 1.20

                    "*Filed Separately with the Commission*"

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                              AMENDED SCHEDULE 2.1
                     AUTHORIZED MARKET CHANNEL AND TERRITORY


                      MARKET CHANNEL                                                TERRITORY
------------------------------------------------------------ ---------------------------------------------------------
Mass Market (drug stores, chain drug stores, food stores,    World-wide (except for the following territories
chain food stores, mass volume retailers (such as Kmart,     licensed to Obagi on the date of Agreement:  Japan,
Walmart and Target), and food combo), J.C. Penney, and       China (including Hong Kong), Republic of Korea,
Category Killers such as Ulta 3 and Cosmetics Plus (but      Democratic People's Republic of Korea, Singapore,
expressly excluding market channels occupied by the Body     Cambodia, Philippines, Vietnam each country which shall
Shop and any sales to Sepohora, Bath & Body Works, Garden    automatically become a Territory of Revlon if the
Botanika, Origins, Aveda and The Limited Group of            present license terminate expires with respect to such
Companies) (collectively, the "Mass Market")                 country and Revlon launches Product in the
                                                             Sub-Territory to which the country belongs with 24
                                                             months after notice from Senetek of such expiration or
                                                             termination.)

Additional Market Channel - Perfumeries and department       (a)  South America, Central America, Mexico and Puerto
stores on a non-exclusive basis (the "Additional Market           Rico.
Channel"), but expressly excluding Sasa Cosmetics.           (b)  Europe.
                                                             (c)  China, Indonesia, Malaysia, Thailand, Philippines,
                                                                  Singapore and Vietnam.
                                                             (d)  South Africa, Australia, New Zealand and Israel.
                                                             (e)  Hong Kong and Taiwan.
------------------------------------------------------------ ---------------------------------------------------------


The right to sell in the Mass Market Channel and the Additional Market Channel shall include the right to make sales from websites operated (i) by customers within the Mass Market Channel and the Additional Market Channel as the case may be or (ii) by Revlon in serving customers within the Mass Market Channel and the Additional Market Channel. Nothing in this Agreement shall be construed to exclude internet sales by other licensees of Senetek or by Senetek.

If Revlon enters into a binding agreement with Sears, Roebuck & Co. ("Sears") for the sale of cosmetics to Sears in its full line stores (which agreement does not preclude the sale of Products at Sears) within one year of the date of this Agreement and thereafter Product is available for sale in Sears full line stores within two years of the date of this Agreement, the Mass Market Channel shall include Sears.